UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 4, 2016, Inphi Corporation and an affiliated entity (collectively, “Inphi”) completed the closing of the previously announced sale of specified assets related to Inphi’s memory buffer and memory register business (the “Business”) pursuant to the Asset Purchase Agreement with Rambus Inc. and an affiliated entity (collectively, “Rambus”), dated as of June 29, 2016 (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, at the closing of the sale of the Business, Inphi was paid $90 million in cash, of which $11.25 million was placed into escrow for a period of twelve (12) months following the closing as security for Inphi’s indemnification obligations pursuant to the Purchase Agreement.

In connection with the sale of the Business, Inphi also entered into a transition services agreement with Rambus for a period of 6 months, effective as of the closing date. The transaction was not subject to a financing condition and did not require a vote of Inphi’s stockholders. There is no material relationship between Inphi and Rambus other than in respect of the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed statements of income and the unaudited pro forma condensed balance sheet after giving effect to the disposition of the Business are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits.

10.1

Asset Purchase Agreement, dated June 29, 2016, by and among Inphi Corporation, Inphi International Pte. Ltd., Rambus Inc. and Bell ID Singapore Ptd. Ltd. (incorporated by reference to exhibit 10.1 of the Registrant’s quarterly report on Form 10-Q filed with the SEC on August 9, 2016).*

99.1	Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 2015, 2014 and 2013 and Unaudited Pro Forma Balance Sheet as of June 30, 2016.

*Exhibits and schedules to such agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Inphi Corporation hereby undertakes to supplementally furnish a copy of any omitted exhibit or schedule to such agreement to the U. S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2016	INPHI CORPORATION

	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and
Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit Title

10.1

Asset Purchase Agreement, dated June 29, 2016, by and among Inphi Corporation, Inphi International Pte. Ltd., Rambus Inc. and Bell ID Singapore Ptd. Ltd. (incorporated by reference to exhibit 10.1 of the Registrant’s quarterly report on Form 10-Q filed with the SEC on August 9, 2016).*

99.1	Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 2015, 2014 and 2013 and Unaudited Pro Forma Balance Sheet as of June 30, 2016.

*Exhibits and schedules to such agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Inphi Corporation hereby undertakes to supplementally furnish a copy of any omitted exhibit or schedule to such agreement to the U. S. Securities and Exchange Commission upon request.